SELECTED STATEMENTS OF INCOME DATA (Schedule of Selected Statements of Income Data) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Financial expenses:
Bank charges	$ (145)	$ (104)	$ (157)
Foreign exchange loss, net	(167)	0	(58)
Total financial expenses	(312)	(104)	(215)
Financial income:
Interest on short-term bank deposits	383	363	151
Foreign exchange income, net	0	472	0
Total financial income	383	835	151
Financial income (expenses), net	$ 71	$ 731	$ (64)